UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Barnwell Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee previously paid with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BARNWELL INDUSTRIES, INC.

Notice of 2025 Annual Meeting of Stockholders

To the Stockholders of BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC. (“Barnwell” or the “Company”), a Delaware corporation, will be held on May 29, 2025, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations, the “2025 Annual Meeting” or “Annual Meeting”), for the following purposes:

(1)
the election of the five nominees to the Company’s Board of Directors (the “Board” or the “Board of Directors”) named in the Company’s Proxy Statement and on the enclosed WHITE proxy card to serve until the next annual meeting of stockholders and until their successors shall have been elected and qualified;

(2)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending September 30, 2025; and

(3)	transacting any other business which may properly come before the 2025 Annual Meeting.

The accompanying proxy statement (including all annexes attached thereto, the “Proxy Statement”) provides detailed information about the matters to be considered at the 2025 Annual Meeting. Your vote is particularly important at this year’s Annual Meeting. As you may be aware, on February 14, 2025, Ned L. Sherwood (“Sherwood”) and certain of his affiliates (collectively, the “Sherwood Group”) delivered a defective and inaccurate nomination notice (the “Defective Sherwood Nomination Notice”) for the 2025 Annual Meeting, stating its intent to nominate five nominees, including Sherwood himself, to be elected to the Board of Directors at the 2025 Annual Meeting. The Defective Sherwood Nomination Notice purported to nominate Ned Sherwood, Brian Henry, Heather Isidoro, Benjamin Pierson and Douglas Woodrum (collectively the “Sherwood Nominees”), only two of which the Sherwood Group seeks to install on the Board pursuant to the Sherwood Group’s concurrent consent solicitation – Sherwood himself and Heather Isidoro. The Company informed the Sherwood Group that the Defective Sherwood Nomination Notice failed to comply with the Company’s Amended and Restated By-Laws (“Bylaws”) through material omissions and other deficiencies. See “Certain Litigation”.

You may receive solicitation materials from the Sherwood Group, including a proxy statement and green proxy card. Since the Sherwood Group has the option to choose which of our stockholders will receive their proxy solicitation materials, you may or may not receive them. We urge you to disregard such materials. We are not responsible for the accuracy of any information provided by or relating to the Sherwood Group or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Sherwood Group or any other statements the Sherwood Group or its representatives may make.

The Board does NOT endorse any of the Sherwood Nominees and recommends that you use the WHITE proxy card to vote “FOR” only the five director nominees proposed by the Board, namely Alexander C. Kinzler, Kenneth S. Grossman, Joshua S. Horowitz, Craig D. Hopkins and Philip J. McPherson and as the Board recommends on all other proposals. The Board strongly urges you not to sign or return any green proxy card sent to you by the Sherwood Group. If you have previously submitted a green proxy card sent to you by the Sherwood Group relating to the 2025 Annual Meeting, you can revoke that proxy over the Internet or by telephone by following the instructions to vote on the enclosed WHITE proxy card or by completing, signing and dating the enclosed WHITE proxy card and mailing it in the postage pre-paid envelope provided up and until the 2025 Annual Meeting. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting as described in the Proxy Statement.

We strongly encourage you to read the accompanying proxy statement carefully and to use the enclosed WHITE proxy card to vote for the Board of Directors’ nominees, and in accordance with the Board of Directors’ recommendations on the other proposal, as soon as possible. You may vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided, whether or not you plan to attend the 2025 Annual Meeting in person. For your convenience, you may also vote your shares via the Internet or by telephone by following the instructions on the enclosed WHITE proxy card. Because of the Defective Sherwood Nomination Notice, we have not included the Sherwood Group’s nominees on the Company’s WHITE proxy card. Accordingly, if you wish to vote for any of the Sherwood Group’s nominees you must do so on any proxy card furnished to you by the Sherwood Group.

We believe that the Sherwood Nominees cannot be brought before the 2025 Annual Meeting and, unless ordered to do so by a court of competent jurisdiction (a “Valid Court Order”), the Company will not recognize or tabulate any proxies or votes in favor of the Sherwood Nominees at the 2025 Annual Meeting. As a result of the foregoing, the WHITE proxy card accompanying this Proxy Statement does not include the names of the Sherwood Nominees on a “universal proxy card.” In the event a Valid Court Order is issued, the Company will amend this Proxy Statement and furnish to stockholders a new WHITE proxy card which will include the Sherwood Nominees and the Company will provide stockholders with sufficient time to receive such proxy materials and cast their votes on such new WHITE proxy card prior to the 2025 Annual Meeting (or any postponement or adjournment thereof). We expect if a Valid Court Order is issued and an ongoing proxy contest between the Company and the Sherwood Group occurs, such contest will divert significant financial and operational resources from the Company and may negatively affect our stock price and overall financial and operational performance. In addition, if a Valid Court Order is issued, no proxies or votes received on the Company’s previously circulated WHITE proxy card will be recognized or tabulated at the 2025 Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this Proxy Statement and a Valid Court Order is issued, your votes will not be recognized or tabulated, and you will have to vote again on the universal proxy card for your vote to be counted. Information concerning the Sherwood Nominees, should Sherwood proceed with a solicitation in connection with the 2025 Annual Meeting, will be contained in the Sherwood Group’s proxy materials.

It is extremely important that your shares be represented and voted at the 2025 Annual Meeting. Whether or not you plan to attend the 2025 Annual Meeting, please vote as soon as possible. We urge you to date, sign and return the WHITE proxy card in the envelope provided to you, or to use the telephone or Internet method of voting described on your WHITE proxy card, even if you plan to attend the 2025 Annual Meeting, so that if you are unable to attend the 2025 Annual Meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the 2025 Annual Meeting. If you should be present at the 2025 Annual Meeting and desire to vote in person, you may withdraw your proxy. If your shares are held in the name of a broker, bank or other holder of record, please vote using the WHITE voting instruction form provided from the holder of record or follow the instructions in this Proxy Statement to vote your shares over the Internet or by telephone. Please note that in order to be permitted entrance to the 2025 Annual Meeting you will be asked to present proof that you are a stockholder of the Company as well as valid government-issued picture identification, such as a driver’s license or passport. The use of cameras, recording devices and other electronic devices (including mobile phones) will be prohibited at the 2025 Annual Meeting.

If your shares are held in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Without your voting instructions, because of the contested nature of the 2025 Annual Meeting, to the extent your broker, bank or other nominee provides you with the Sherwood Group’s proxy materials, your broker, bank or other nominee may not vote your shares with respect to the election of the Board of Directors’ nominees (Proposal No. 1) or on the one other proposal on the agenda for the 2025 Annual Meeting (Proposal No. 2). Even if your broker, bank or other nominee does not provide you with the Sherwood Group’s proxy materials, without your voting instructions, your broker, bank or other nominee may only vote your shares on proposals considered to be routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a broker non-vote occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters. Because of the contested nature of the solicitation, without your voting instructions, to the extent your broker, bank or other nominee provides you with the Sherwood Group’s proxy materials, your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 2 or on any of the other proposals on the agenda for the 2025 Annual Meeting. If, however, the Sherwood Group does not provide a green proxy card or a green voting instruction form to stockholders who hold their shares in street name, then Proposal No. 2 relating to the ratification of Weaver & Tidwell, L.L.P. to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2025 would be considered a routine matter and your broker, bank or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions, although it is possible that your broker, bank or other nominee may choose not to exercise such discretionary authority. We encourage you to instruct your broker, bank or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

Only stockholders of record at the close of business on April 14, 2025, are entitled to notice of, and to vote at, the 2025 Annual Meeting. If you have received this notice by mail, the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2024, as amended, which includes consolidated financial statements, is enclosed herewith, and it is otherwise available for viewing and printing on www.proxyvote.com and under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

We will be pleased to have you attend the 2025 Annual Meeting. However, if you are unable to do so, please sign and return the accompanying WHITE proxy card in the enclosed addressed envelope or vote by telephone or via the Internet. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Investor Relations.

Thank you for your continued support. If you have any questions, please contact Okapi Partners LLC (“Okapi”), our proxy solicitor assisting us in connection with the 2025 Annual Meeting. Stockholders may call Okapi toll free at +1 (877) 869-0171 or contact them by email at: barnwell@okapipartners.com.

A copy of this Notice of 2025 Annual Meeting of Stockholders and proxy statement is being sent to stockholders beginning on or about April 28, 2025.

By Order of the Board of Directors,

/s/ Alexander C. Kinzler
ALEXANDER C. KINZLER
Secretary

Dated: April 28, 2025

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 29, 2025:

This Notice of the 2025 Annual Meeting of Stockholders, the accompanying proxy statement, the form of proxy card and Barnwell’s 2024 Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as amended by Form 10-K/A Amendment No. 1, are being mailed to stockholders who have requested hard copies on or after April 14, 2025.

These materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

Your vote will be especially important this year. As you may be aware, on February 14, 2025, Ned L. Sherwood and certain of his affiliates (collectively, the “Sherwood Group”) submitted materials to the Company purporting to provide notice (the “Defective Sherwood Nomination Notice”) of the Sherwood Group’s intent to nominate five individuals for election to our Board at the 2025 Annual Meeting, namely Ned Sherwood, Brian Henry, Heather Isidoro, Benjamin Pierson and Douglas Woodrum (collectively, the “Sherwood Nominees”). After reviewing the Defective Sherwood Nomination Notice, the Board determined that the Defective Sherwood Nomination Notice failed to comply with the advance notice provisions under the Company’s Amended and Restated By-Laws, including, among other reasons, Sherwood Group’s failure to timely provide the Company with the following: (i) information about the means of the solicitation; (ii) employees used for solicitation; (iii) the terms of any engagement with a proxy solicitation firm; (iv) the costs incurred and expected to be incurred by the Sherwood Group; (v) the responsibility for costs and potential reimbursement of costs; (vi) related party transactions; (vii) beneficial ownership of the Company’s Common Stock; and (viii) other information pertaining to the 2025 Annual Meeting.

On March 26, 2025, the Company commenced a lawsuit against the Sherwood Group in the Delaware Chancery Court, seeking, among other remedies, injunctive relief against the solicitation of proxies by the Sherwood Group and a declaratory judgment that the Sherwood Group’s nomination is invalid, and, as a result, that the Sherwood Group’s slate of purported nominees is invalid and ineligible to stand for election by the Company’s stockholders. See “Certain Litigation”.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES (ALEXANDER C. KINZLER, KENNETH S. GROSSMAN, JOSHUA S. HOROWITZ, CRAIG D. HOPKINS AND PHILIP J. MCPHERSON) UNDER PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2 USING THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE SHERWOOD GROUP EVEN AS A PROTEST VOTE, AS DOING SO WILL REVOKE ANY PREVIOUS WHITE PROXY CARD YOU PREVIOUSLY SUBMITTED.

Regardless of the number of shares of our common stock that you own, your vote will be very important. Thank you for your continued support, interest and investment in Barnwell Industries, Inc.

Okapi is assisting us with our effort to solicit proxies. Therefore, if you have any questions, want to request materials or need assistance in voting your shares, please contact Okapi at: (1) +1 (877) 869-0171; or (2) barnwell@okapipartners.com.

IF YOU ARE A RECORD HOLDER OF SHARES, OR AN OWNER WHO OWNS SHARES IN “STREET NAME” AND OBTAIN A “LEGAL PROXY” FROM YOUR BROKER, BANK, TRUSTEE OR NOMINEE, YOU STILL MAY ATTEND THE 2025 ANNUAL MEETING AND VOTE YOUR SHARES OR REVOKE YOUR PRIOR VOTING INSTRUCTIONS.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2025:

This Notice and Proxy Statement and our Annual Report on Form 10-K and 10-K/A for the year ended September 30, 2024 (collectively, the “2024 Annual Report”), or any of the other corporate governance documents referred to in this Proxy Statement by writing to:

Barnwell Industries, Inc.
1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813

These also are available on the SEC’s website at www.sec.gov or on the Company’s website at www.brninc.com.

Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of this Proxy Statement.

A copy of this Notice of 2025 Annual Meeting of Stockholders and Proxy Statement is being sent to stockholders beginning on or about April 28, 2025.

PROXY STATEMENT

GENERAL INFORMATION	1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2025 ANNUAL MEETING	1

BACKGROUND TO THE SOLICITATION	8

CERTAIN EFFECTS OF THE SHERWOOD GROUP SOLICITATION	13

CERTAIN LITIGATION	14

SOLICITATION AND REVOCATION OF PROXIES	15

PROPOSAL NO. 1 ELECTION OF DIRECTORS	17

NOMINEES TO THE BOARD OF DIRECTORS	20

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT	25

COMPENSATION COMMITTEE	26

NAMED EXECUTIVE OFFICERS OF THE COMPANY	26

EXECUTIVE COMPENSATION	27

DIRECTOR COMPENSATION	28

AUDIT COMMITTEE	29

REPORT OF THE AUDIT COMMITTEE	29

EXECUTIVE COMMITTEE	31

NOMINATING COMMITTEE	31

RESERVES COMMITTEE	31

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	32

PROPOSAL NO. 2 RATIFICATION OF THE APPOINTMENT OF Weaver and Tidwell, L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025	34

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	34

CODE OF ETHICS	35

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING	35

GENERAL	36

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS PROXY SOLICITATION	38

APPENDIX A - ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THIS PROXY SOLICITATION	40

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GENERAL INFORMATION

The Board of Directors (the “Board”) of Barnwell Industries, Inc. (“Barnwell” or the “Company”) is soliciting the enclosed proxy to be used at the Company’s 2025 Annual Meeting of Stockholders for the purposes set forth in the accompanying Notice of 2025 Annual Meeting of Stockholders. The proxy statement, proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as amended by Form 10-K/A Amendment No. 1 (together, the “2024 Annual Report”) are being distributed or made available to the Company’s stockholders on or about April 28, 2025.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
2025 ANNUAL MEETING

Q:          Who is soliciting my vote?

A:
In this Proxy Statement, the Board of Directors of Barnwell Industries, Inc. is soliciting your vote on the matters before the 2025 Annual Meeting. For more information on the participants in the Board’s solicitation, please see “Participants in the Company’s Solicitation” on page 37 of this Proxy Statement.

Q:          Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed WHITE proxy card because as a stockholder of the Company, the Board is soliciting your proxy to vote at the 2025 Annual Meeting. We request that you promptly use the enclosed WHITE proxy card to vote, by telephone, Internet or mail, whether or not you plan to attend the 2025 Annual Meeting.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF ALL OF THE BOARD’S NOMINEES UNDER PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2 USING THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE SHERWOOD GROUP, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Q:          What is a proxy?

A:
A proxy is your legal designation of another person to vote on your behalf. You are giving the individual(s) appointed by the Board as proxy the authority to vote your shares in the manner you indicate. We have designated Alexander C. Kinzler and Russell M. Gifford as the Company’s proxies for the 2025 Annual Meeting.

Q:          Who are the Sherwood Group and what are they proposing?

A:
Ned L. Sherwood (individually and as trustee of the Ned L. Sherwood Revocable Trust), NLS Advisory Group, Inc., and MRMP-Managers LLC provided notice to the Company of their intent to nominate five director candidates for election at the 2025 Annual Meeting in opposition to the five director candidates nominated by your Board. Notwithstanding the Defective Sherwood Nomination Notice (as hereafter defined), you may receive proxy solicitation materials from the Sherwood Group. Because of the Defective Sherwood Nomination Notice, the Company is not including the Sherwood Group’s nominees on its WHITE proxy card and any Stockholder who wishes to vote for one or more of the Sherwood Group’s nominees must do so on a green proxy card furnished to you by the Sherwood Group.

We believe that the Sherwood Nominees cannot be brought before the 2025 Annual Meeting and, unless ordered to do so by a court of competent jurisdiction (a “Valid Court Order”), the Company will not recognize or tabulate any proxies or votes in favor of the Sherwood Nominees at the 2025 Annual Meeting. As a result of the foregoing, the WHITE proxy card accompanying this Proxy Statement does not include the names of the Sherwood Nominees on a “universal proxy card.” In the event a Valid Court Order is issued, the Company will amend this Proxy Statement and furnish to stockholders a new WHITE proxy card which will include the Sherwood Nominees and the Company will provide stockholders with sufficient time to receive such proxy materials and cast their votes on such new WHITE proxy card prior to the 2025 Annual Meeting (or any postponement or adjournment thereof). We expect if a Valid Court Order is issued and an ongoing proxy contest between the Company and the Sherwood Group occurs, such contest will divert significant financial and operational resources from the Company and may negatively affect our stock price and overall financial and operational performance. In addition, if a Valid Court Order is issued, no proxies or votes received on the Company’s previously circulated WHITE proxy card will be recognized or tabulated at the 2025 Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this Proxy Statement and a Valid Court Order is issued, your votes will not be recognized or tabulated, and you will have to vote again on the universal proxy card for your vote to be counted. Information concerning the Sherwood Nominees, should Sherwood proceed with a solicitation in connection with the 2025 Annual Meeting, will be contained in the Sherwood Group’s proxy materials. See “Background to the Solicitation” and “Certain Litigation” regarding the Defective Sherwood Nomination Notice.

The Company is not responsible for the accuracy of any information provided by or relating to the Sherwood Group or their nominees contained in proxy materials filed or disseminated by or on behalf of the Sherwood Group or any other statements that the Sherwood Group may make.

The Board does not endorse any of the Sherwood Group and recommends that you vote “FOR” the election of each of the nominees recommended by the Board on the enclosed WHITE proxy card. The Board of Directors strongly urges that you do not sign or return any green proxy card sent to you by the Sherwood Group. Voting to “withhold” with respect to any of the Sherwood Nominees on a green proxy card sent to you by the Sherwood Group is not the same as voting “FOR” the Board’s nominees, because a vote to “withhold” with respect to any of the Sherwood Nominees on the Sherwood Group’s green proxy card will revoke any WHITE proxy card you may have previously submitted. TO SUPPORT THE BOARD’S NOMINEES, YOU SHOULD VOTE “FOR” THE BOARD’S NOMINEES ON THE WHITE PROXY CARD AND DISREGARD, AND NOT RETURN, ANY GREEN PROXY CARD SENT TO YOU BY THE SHERWOOD GROUP.

If you have previously voted using a green proxy card sent to you by the Sherwood Group, you can subsequently revoke that vote by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by following the instructions on the WHITE proxy card to vote by telephone or by Internet.

Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting as described in this Proxy Statement.

Q:          Who can vote at the 2025 Annual Meeting?

A:
Only stockholders of record of the Company’s common stock, par value $0.50 per share (the “Common Stock”) at the close of business on April 14, 2025 (the “Record Date”) will be entitled to vote at the 2025 Annual Meeting. On the Record Date, 10,053,534 shares of Common Stock were issued and outstanding.

Q:          How many shares must be present to conduct the 2025 Annual Meeting?

A:
We must have a “quorum” present in person or by proxy to hold the 2025 Annual Meeting. A quorum is a majority of the issued and outstanding shares entitled to vote as of the Record Date. Shares are counted as present at the 2025 Annual Meeting if a stockholder entitled to vote is present at the 2025 Annual Meeting or has submitted a properly signed proxy in writing, or by voting by telephone or via the Internet. Abstentions and broker non-votes, if any, will be counted for the purpose of determining the existence of a quorum.

Q:          How can I vote before the 2025 Annual Meeting?

A:
We encourage stockholders to submit their votes in advance of the 2025 Annual Meeting. To submit your votes by Internet, follow the instructions on your proxy card, or voting instruction form. If you received your materials by mail, you can also vote by telephone or simply complete and return the proxy or voting instruction form in the envelope provided. If you vote in advance using one of these methods, you are still welcome to attend the 2025 Annual Meeting and vote in person.

Q:          How can I vote in person at the 2025 Annual Meeting?

A:
Stockholders who hold shares directly with the Company may attend the 2025 Annual Meeting and vote in person or may execute a proxy designating a single representative to attend and vote on their behalf. If you do not hold your shares directly with us and they are instead held for you in a brokerage, bank or other institutional account, you may attend and vote in person if you obtain a proxy card, known as a “Legal Proxy” from that institution in advance of the 2025 Annual Meeting and bring it with you to hand in along with the ballot that will be provided.

Q:          How are the votes counted?

A:
You will have one vote for each share of our common stock that you owned on the Record Date. If the proxy card is properly executed and returned prior to the 2025 Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board on that proposal.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Broker Non-Votes. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Consequently, if you hold shares in street name and you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on the proposal to ratify the appointment of Weaver and Tidwell, L.L.P.

Q:          How many votes are needed to have the proposals pass?

A:
Proposal 1 - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the 2025 Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Broker discretionary voting is not allowed for this proposal. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal 2 - Appointment of Independent Registered Public Accountants: The affirmative vote of the holders of a majority of our shares of common stock represented at the 2025 Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this proposal or they may abstain. Because of the contested nature of the solicitation, without your voting instructions, to the extent your broker, bank or other nominee provides you with the Sherwood Group’s proxy materials, your broker, bank or other nominee may not vote your shares with respect to Proposal No. 2 or on any of the other proposals on the agenda for the 2025 Annual Meeting. If, however, the Sherwood Group does not provide a green proxy card or a green voting instruction form to stockholders who hold their shares in street name, then Proposal No. 2 would be considered a routine matter and your broker, bank or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions, although it is possible that your broker, bank or other nominee may choose not to exercise such discretionary authority. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this proposal.

Q:          How can I revoke my proxy?

A:	You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

1.	giving timely written notice of the revocation to our Secretary,
2.	executing and delivering a proxy card with a later date, or
3.	voting in person at the meeting.

Q:          How would my proxy be voted on other matters?

A:
The Board is not aware of any matters that are expected to come before the 2025 Annual Meeting other than those referred to in this Proxy Statement. The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1 and 2 as may properly come before the 2025 Annual Meeting.

Q:          What is the board of directors’ voting recommendation?

A:
For the reasons set forth in more detail later in the Proxy Statement, the Board recommends a vote FOR the election of Kenneth S. Grossman, Craig D. Hopkins, Joshua S. Horowitz, Alexander C. Kinzler, and Philip J. McPherson as directors of the Board (Proposal No. 1). The Board ratified the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024 (Proposal No. 2) which selection was made by the Company’s audit committee. The Board recommends a vote FOR Proposal No. 2.

Q:          Who will pay for the costs of this Proxy Solicitation?

A:
The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. They will not receive any additional compensation for these activities.

Q:	Has the Company received notice from one or more stockholders that they intend to nominate director candidates at the 2025 Annual Meeting?

A:
The Sherwood Group has notified the Company that they intend to nominate a slate of five candidates for election as directors at the 2025 Annual Meeting. The Board DOES NOT endorse the Sherwood Nominees and recommends that you vote “FOR” the election of each of the nominees proposed by the Board by marking, signing, dating and promptly returning the enclosed WHITE proxy card. The Sherwood Nominees are NOT endorsed by the Board. See “Background to the Solicitation” and “Certain Litigation” regarding the Defective Sherwood Nomination Notice.

You may receive proxy solicitation materials from the Sherwood Group, including an opposition proxy statement and proxy card. The Board recommends that you disregard them along with any green proxy card you may receive. We are not responsible for the accuracy of any information provided by or relating to the Sherwood Group or their nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Sherwood Group or any other statements that the Sherwood Group may otherwise make. If you have already voted using the green proxy card provided by the Sherwood Group, you have the right to change your vote by completing, signing and dating the enclosed WHITE proxy card and mailing it in the postage pre-paid envelope provided, or by voting by telephone or via the Internet by following the instructions provided on the enclosed WHITE proxy card. Only the latest dated proxy card you submit will be counted. If you vote “withhold” on the Sherwood Nominees using the proxy card provided by the Sherwood Group, your vote will not be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any green proxy card that you receive and vote the WHITE proxy card. If you have any questions or need assistance voting, please call Okapi, our proxy solicitor, by telephone at +1 (877) 869-0171, or by email at barnwell@okapipartners.com.

If you receive multiple Proxy Statements or WHITE proxy cards, your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. PLEASE VOTE EACH AND EVERY WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM YOU RECEIVE. Since the Sherwood Group have submitted an opposing slate of director candidates, we will likely conduct multiple mailings prior to the 2025 Annual Meeting date to ensure stockholders have our latest proxy information and materials to vote. We will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. If you wish to vote as recommended by the Board, then you should only submit WHITE proxy cards.

Q:	What happens to the 2025 Annual Meeting if the Sherwood Group Consent Solicitation is successful in replacing a majority of the incumbent Board?

A:
In the event the Sherwood Group Consent Solicitation is effective such that directors selected by the Sherwood Group thereafter constitute a majority of the Company’s Board, any decision with respect to the 2025 Annual Meeting or the validity of any of the Sherwood Group’s nominees set forth in the Defective Sherwood Nomination to stand for election at the 2025 Annual Meeting will be made by such directors then serving on the Board. The Company cannot predict what actions, if any, such Board members would make with respect to the Sherwood Group’s nominees for election at the 2025 Annual Meeting or the timing (including any potential adjournment or cancellation thereof) of the 2025 Annual Meeting. According to the Sherwood Group Consent Solicitation, its five designees to the Board, if elected by written consent of the holders of a majority of the voting power of the issued and outstanding Common Stock, would serve on the Board until the 2026 annual meeting of stockholders of the Company or his or her earlier resignation or removal.

Q:	What effect, if any, will granting proxy authority to the Company for the 2025 Annual Meeting have on consents or consent revocations previously provided to the Company or the Sherwood Group?

A:	Any proxy you grant for the 2025 Annual Meeting will have no effect on any consents or consent revocations provided to the Sherwood Group or the Company.

Q:          Who can answer my questions?

A:	If you have any questions or require assistance in submitting a proxy for your shares, please contact the Company at its contact information listed below:

Barnwell Industries, Inc.
1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
Telephone: +1 (808) 531-8400
Email: adminassist@brninc.com
Attn: Alexander Kinzler or Russell Gifford

or:

Okapi Partners LLC
Telephone: +1 (877) 869-0171
Email: barnwell@okapipartners.com

Q:          What is “householding” and how does it affect me?

A:
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address and the same last name (or the company reasonably believes that they all are members of the same family) by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers engage in householding, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once stockholders have received notice from their broker or the Company that proxy materials will be sent in the householding manner to the stockholder’s address, householding will continue until otherwise notified or until the stockholder revokes such consent. If, at any time, stockholders no longer wish to participate in householding and would prefer to receive separate proxy materials, they should notify their broker if their shares are held in a brokerage account, or the Company if they hold registered shares. The Company will deliver promptly upon written or oral request a separate copy of the Notice, the 2024 Annual Report, or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. To request the start or end of householding, stockholders should notify their broker or the Company. Any such written notice directed to the Company should be addressed to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813.

Q:          How can I find out the results of the voting at the 2025 Annual Meeting?

A:	We plan to announce voting results shortly following the 2025 Annual Meeting. We will report voting results in a filing with the SEC within four business days of the 2025 Annual Meeting.

Q:          What happens if the 2025 Annual Meeting is postponed or adjourned?

A:	Your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

BACKGROUND TO THE SOLICITATION

The Company regularly engages with stockholders on a range of topics, including extensive engagements with Ned L. Sherwood since February 2012.

On January 27, 2021, the Company entered into a cooperation and support agreement (the “2021 Cooperation Agreement”) with the Sherwood Group and Bradley M. Tirpak (“Tirpak”) to settle a potential proxy contest pertaining to the election of directors to the Board at the Company’s 2021 annual meeting of stockholders. Pursuant to the 2021 Cooperation Agreement, Sherwood agreed, among other things, to abide by customary standstill provisions from January 27, 2021 until ten business days prior to the deadline for the submission of stockholder nominations for directors for the Company’s 2023 annual meeting of stockholders (the “Initial Standstill Period”), provided that the Company achieved a positive pre-tax profit, as defined in the 2021 Cooperation Agreement, for its fiscal year 2021 and met certain other conditions set forth in the Cooperation Agreement. Such standstill restrictions included, but were not limited to, restrictions on making any public disclosure, announcement, statement, proposal, plan or request with respect to controlling, changing or influencing the Board or management of Barnwell or any other material change in the Company’s management, compensation, business, corporate or governance structure.

Throughout 2021 and 2022, the Sherwood Group repeatedly breached the 2021 Cooperation Agreement during the Initial Standstill Period by (i) engaging in a solicitation, (ii) seeking additional representation on the Board, (iii) making a public disclosure with respect to controlling the Board, (iv) making a public disclosure involving the Company, (v) offering a then-new member of the Board the Company’s CEO position without consulting the full Board and seemingly to co-opt the director’s independence and (vi) publicly disparaging Company management and the Board. These breaches of the 2021 Cooperation Agreement resulted in a costly investigation, severely damaged the morale of the management team and resulted in the director’s resignation from the Board in March 2022, only seven months after his appointment. Also, almost immediately after entering in the 2021 Cooperation Agreement, Sherwood breached his obligations under the 2021 Cooperation Agreement by failing to vote his shares or even appear at the 2021 annual meeting of stockholders, further demonstrating Sherwood’s cavalier approach to his legal and contractual obligations.

Despite Sherwood’s repeated violations of the 2021 Cooperation Agreement, in order to settle a threatened proxy contest pertaining to the election of directors to the Board at the Company’s 2023 and 2024 annual meeting of stockholders, on January 21, 2023, Alexander Kinzler (“Kinzler”), the Company’s second largest stockholder, and Barnwell entered into another cooperation and support agreement (the “2023 Cooperation Agreement”) with the Sherwood Group. Pursuant to the 2023 Cooperation Agreement, the Company agreed to nominate two directors proposed by Sherwood, Douglas Woodrum (“Woodrum”) and Laurance Narbut (“Narbut”), two directors proposed by the Company, namely Kenneth S. Grossman (“Grossman”) and Kinzler, along with a mutually agreed-upon new independent director, Joshua S. Horowitz (“Horowitz”), for election to the Board at the 2023 and 2024 annual meetings of stockholders.

Significantly, Horowitz was expressly approved by Sherwood as he had previously been a co-portfolio manager with one of Sherwood’s original 2020 board designees, Tirpak, who expressly endorsed Horowitz. Similar to the 2021 Cooperation Agreement, the 2023 Cooperation Agreement included critical, highly negotiated terms prohibiting various action by the Sherwood Group that amounted to interference with Barnwell’s management, operations and Board. Also, until January 21, 2025, the Sherwood Group agreed to limit its purchase of shares of Common Stock that would cause its ownership position to exceed 30% of the outstanding shares of Common Stock of the Company. This limitation on purchases and the standstill restrictions expired on February 4, 2025. The standstill provisions in the 2023 Cooperation Agreement were highly negotiated and served as part of Barnwell’s consideration to accept the five-person slate of directors at the Company’s 2023 and 2024 annual meetings of stockholders, including Woodrum, Narbut and Horowitz.

Within a short time after executing the 2023 Cooperation Agreement, the Sherwood Group began taking actions in violation thereof, including multiple attempts to intimidate or co-opt members of the Board and management to express opposition to the Company’s business, management policies and corporate structure. These actions became an expensive recurring matter for the Board and management to address, separate from their significantly more important obligations to oversee and manage Barnwell for the benefit of all stockholders. In mid-2024, Sherwood requested that Company management begin the hiring process for a new CFO. Sherwood has also consistently communicated veiled threats and demands for structural and operating changes to senior management and other Board members, all in direct violation of the 2023 Cooperation Agreement. These included (i) immediately eliminating all Hawaii personnel and operations, (ii) replacing the Company’s long-time outstanding SEC and corporate counsel (although neither Sherwood nor his designees have ever provided a less costly or objectively superior alternative), (iii) immediately selling the Company’s U.S. domestic energy investments and (iv) demanding termination of Alexander Kinzler from all Company positions, notwithstanding Mr. Kinzler’s decades-long institutional knowledge of the Company and cost-effective administrative and human resource services to the Company. In fact, Sherwood’s own designees have expressed their view that Kinzler provides valuable institutional knowledge and decades-long relationships important to maintaining smooth operations. Separately, in January 2025, the Sherwood Group filed two separate 14a-12 communications with the SEC, which violated the 2023 Cooperation Agreement.

In light of the potential pending expiration of the “standstill period” in the 2023 Cooperation Agreement and a threatened proxy contest or other actions that could be initiated by Sherwood in connection with the 2025 Annual Meeting, and taking into consideration Sherwood’s repeated violations of the 2023 Cooperation Agreement, the Board determined that it was in the best interest of Barnwell and its stockholders to form an ad hoc special committee of the Board (the “Special Committee”), consisting of Board members Grossman and Horowitz, for the limited purpose of making recommendations to the full Board with respect to various actions or alternatives that the full Board may choose to undertake regarding these matters. Formed on November 7, 2024 as a duly authorized Board committee permitted under the Company’s Bylaws and Section 141(c) of the DGCL, the Special Committee also was charged with conducting settlement negotiations with Sherwood in an effort to resolve any potential or actual proxy contest and make recommendations to the full Board with respect to the terms and conditions of, and approval of, any subsequent settlement agreement with Sherwood. In addition, the Special Committee was authorized to retain advisors.

On January 21, 2025, the Sherwood Group made a demand for inspection of books and records of Barnwell pursuant to DGCL Section 220 in contravention of the 2023 Cooperation Agreement.

On January 26, 2025, the Board, in line with the recommendation of the Special Committee, adopted a limited-duration shareholder rights plan (the “Rights Plan”) designed to protect the interests of the Company and all of its stockholders. The Rights Plan provides the Board sufficient time to make informed judgments and take actions that are in the best interests of Barnwell and all of its stockholders. The Rights Plan was adopted in response to the significant ownership position of the Sherwood Group and the refusal of the Sherwood Group to extend the 2023 Cooperation Agreement. The Board believed, and continues to believe, that it was prudent to adopt the Rights Plan after concerted efforts by the Special Committee to engage with the Sherwood Group were rebuffed and in light of statements made by Sherwood to members of the Board and management of the Company that he would obtain control of the Company in 2025. With the Rights Plan, the Board sought to deter the Sherwood Group from its efforts to take “creeping” control of the Company by purchasing more shares at the expiration of the 2023 Cooperation Agreement’s standstill period. An additional motivating factor considered by the Board when it decided to adopt the Rights Plan was the repeated failures by the Sherwood Group to timely file Forms 4, in violation of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. As Barnwell stated at the time of its adoption, the Rights Plan was, and continues to be, designed to enable Barnwell’s stockholders to realize the long-term value of their investment, provide an opportunity for stockholders to receive fair and equal treatment in the event of any proposed takeover of Barnwell and guard against tactics to gain control of Barnwell without paying stockholders an appropriate premium for that control.

In January 2025, Narbut advised the Board that the Sherwood Group (or one of its affiliates) made an investment in a Canadian oil and gas partnership formed and controlled by Narbut. In a separate conversation, Sherwood advised management that he had invested approximately a multi-million dollar sum in Narbut’s partnership. These commercial dealings between Sherwood and his representative on the Board (in this case, Narbut) presented a conflict of interest and demonstrate Sherwood’s attempt at exerting influence over the Board through questionable means. On February 21, 2025, the Company filed a Form 8-K disclosing that Narbut resigned as a director of the Company, effective February 19, 2025.

In late 2024 and early 2025, representatives of the Special Committee had certain communications with representatives of the Sherwood Group to see if there was a way to resolve the pending election contest at the 2025 Annual Meeting, including through an extension of the term of the existing 2023 Cooperation Agreement. The Special Committee also proposed a five-person board with two members selected by the Company, two representatives selected by the Sherwood Group, including Sherwood as Chairman of the board, and the Company’s CEO as the fifth member.

On February 14, 2025, the Sherwood Group delivered a defective and inaccurate nomination notice (the “Defective Sherwood Nomination Notice”) for the 2025 Annual Meeting, stating its intent to nominate five nominees, including Sherwood himself, to be elected to the Board at the 2025 Annual Meeting. The Sherwood Nomination Notice nominated Ned Sherwood, Brian Henry, Heather Isidoro, Benjamin Pierson and Douglas Woodrum, only two of which the Sherwood Group seeks to install on the Board pursuant to the Sherwood Group Consent Solicitation – Sherwood himself and Heather Isidoro.

On February 18, 2025, in light of the potential conflicts of interests posed by certain directors selected by the Sherwood Group under the 2023 Cooperation Agreement, the Board formed an Executive Committee consisting of Horowitz, Grossman and Kinzler.

On February 24, 2025, the Company provided a prompt response by letter to the Sherwood Group, setting forth the numerous material inaccuracies in, and omissions from, the Defective Sherwood Nomination Notice (the “Company Response Letter”). Specifically, the Company Response Letter discussed the Sherwood Group’s failures to provide information necessary to make multiple disclosures required under the Bylaws, including information required to be disclosed in solicitations of proxies under Schedule 14A. These omissions included, among others, (i) information about the means of the solicitation; (ii) employees used for solicitation; (iii) the terms of any engagement with a proxy solicitation firm; (iv) the costs incurred and expected to be incurred by the Sherwood Group; (v) the responsibility for costs and potential reimbursement of costs; (vi) related party transactions; (vii) beneficial ownership of the Company’s Common Stock; and (viii) other information pertaining to the 2025 Annual Meeting. The Company Response Letter also identified several other defects in the Defective Sherwood Nomination Notice, including the Sherwood Group’s failures to accurately disclose the shares of Common Stock held by the Sherwood Group’s putative nominees; the failure to provide representations that the Ned L. Sherwood Revocable Trust would appear and present the Sherwood Group’s nominees at the 2025 Annual Meeting and the failure of the Sherwood Group’s nominees to consent to be named in the Company’s proxy statement for the 2025 Annual Meeting.

On March 4, 2025, without meeting or engaging with the Company to discuss its concerns, the Sherwood Group filed a preliminary consent solicitation statement with the SEC containing proposals to remove and replace all of Barnwell’s directors and to repeal certain related changes to the Bylaws (the “Sherwood Group Proposals”).

On March 5, 2025, Barnwell publicly announced through a press release that the slate of directors proposed by the Sherwood Group was disqualified because of the untimely, Defective Sherwood Nomination Notice.

On March 9, 2025, the Sherwood Group sent a subsequent letter to the Company, in which it purported to provide the information required by the Bylaws and the federal securities laws that the Sherwood Group had failed to provide in the Defective Sherwood Nomination Notice. Neither the Bylaws nor any other applicable state or federal law or regulation permit such late “supplementation,” weeks after the advance-notice deadline has passed. As such, the Company sent an additional letter to the Sherwood Group on March 11, 2025 informing it that Company stood by its prior decision to disqualify the Sherwood Group’s nominees for election at the 2025 Annual Meeting.

On March 12, 2025 and March 13, 2025, the Sherwood Group filed revised preliminary consent solicitation statements with the SEC. In such filings, the Sherwood Group acknowledged that the slate of proposed directors they had put forth in the Defective Sherwood Nomination Notice differed largely from those included in the Sherwood Group Consent Solicitation, although the Sherwood Group was still continuing to proceed with its election contest at the 2025 Annual Meeting.

On March 14, 2025, the Sherwood Group filed a definitive consent solicitation statement with the SEC containing the Sherwood Group Proposals (the “Sherwood Group Consent Solicitation”). For any of the Sherwood Group proposals to be adopted in the Sherwood Group’s consent solicitation, valid, unrevoked consents signed by the holders of a majority of the shares of Common Stock outstanding must be delivered no later than May 13, 2025.

On March 26, 2025, the Company commenced litigation to invalidate Sherwood’s director nominees set forth in the Defective Sherwood Nomination Notice for the 2025 Annual Meeting. See “Certain Litigation”.

On March 28, 2025, Barnwell delivered a notice of its intended slate of nominees to the Sherwood Group, in compliance with Rule 14a-19(d) of the Securities Exchange Act of 1934, as amended.

On April 1, 2025, Barnwell filed its preliminary consent revocation statement with the SEC.

On April 11, 2025, Barnwell filed a definitive consent revocation statement with the SEC.

On April 14, 2025, Barnwell filed its preliminary proxy statement with the SEC.

On April 21, 2025, the Sherwood Group, among other things, asserted counterclaims against the Company and third-party claims against certain of its directors. The Sherwood Group is also seeking a temporary restraining order with respect to the Company’s solicitation for and convening of the 2025 Annual Meeting. See “Certain Litigation”.

On April 23, 2025, Barnwell filed its revised preliminary proxy statement with the SEC.

Since the Sherwood Group has the option to choose which of our stockholders will receive their proxy solicitation materials, you may or may not receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, the Sherwood Group or the Sherwood Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Sherwood Group or any other statements that the Sherwood Group may otherwise make.

CERTAIN EFFECTS OF THE SHERWOOD GROUP SOLICITATION

The Sherwood Group is seeking to replace all of the directors on our Board at the 2025 Annual Meeting. Certain of our material agreements and other legal instruments could be impacted if a “change of control” is deemed to occur if the Sherwood Group’s proxy solicitation is successful. In particular, the change of control provisions contained in the Company’s 2018 equity incentive plan (as amended and restated, the “2018 Equity Plan”), in the form filed with the SEC, and any award thereunder (including, but not limited to, stock options and restricted stock units granted to certain members of the Board), would be impacted if the Sherwood Group’s proxy solicitation is successful and the existing Board (or a majority thereof) is removed and replaced by the Sherwood Group. In that circumstance, a “Change of Control” would be deemed to occur under the 2018 Equity Plan, which would result in the acceleration of the vesting of any unvested awards.

CERTAIN LITIGATION

On March 26, 2025, the Company commenced a lawsuit against the Sherwood Group in the Delaware Chancery Court, seeking, among other remedies, declaratory judgment that the Defective Sherwood Nomination Notice was invalid and injunctive relief to enjoin the Sherwood Group from presenting its slate of nominees at the 2025 Annual Meeting due to the failure of the Sherwood Group to comply with the advance notice provisions of the Company’s Bylaws. While the Company and the Sherwood Group had agreed to expedited treatment in the Delaware Chancery Court, the Court declined to grant expedition of the lawsuit because, among other things, the Sherwood Group had not yet launched its proxy contest for the 2025 Annual Meeting and the Company had not yet set a date for the 2025 Annual Meeting.

On April 21, 2025, the Sherwood Group filed an answer to the Company’s complaint, counterclaims against the Company and a third-party complaint against Kinzler, Grossman and Horowitz in the Delaware Chancery Court, seeking, amongst other things, dismissal of all claims brought by the Company against the Sherwood Group, declaratory judgement that the Company’s directors breached their fiduciary duties, and injunctive relief to enjoin the Company from (i) applying the Company’s Bylaws to prevent the Sherwood Group from nominating its slate of nominees set forth in the Defective Sherwood Nomination Notice for election at the 2025 Annual Meeting and (ii) filing or distributing further proxy solicitation materials for the 2025 Annual Meeting until the Delaware Chancery Court has ruled whether the Sherwood Group complied with the advance notice provisions of the Company’s Bylaws. Also on April 21, 2025, the Sherwood Group contemporaneously filed a motion for a temporary restraining order and a motion for expedited proceedings.

The Company’s claims as well as the Sherwood Group’s counterclaims against the Company and third party claims against the Company’s directors are pending and a hearing or trial on the merits or on any such matters has not yet been scheduled by the court. The Delaware Chancery Court has also not yet ruled on the Sherwood Group’s motion for expedition or temporary restraining order. This ongoing litigation has no effect on the Sherwood Group’s consent solicitation. If the outcome of the litigation is to invalidate the Defective Sherwood Nomination Notice, any director nominations made by the Sherwood Group will be disregarded at the 2025 Annual Meeting.

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 500

HONOLULU, HAWAII 96813

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2025

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders in connection with the 2025 Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (“Barnwell” or the “Company”), to be held on May 29, 2025, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations thereof, the “2025 Annual Meeting”).

Proxies are being solicited on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of the Company to be used at the 2025 Annual Meeting for the purposes set forth in the Notice of the 2025 Annual Meeting of Stockholders.

In connection with this Proxy Statement the Company is furnishing our 2024 Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as amended by Form 10-K/A Amendment No. 1 (together, the “2024 Annual Report”), each of which have been filed with Securities and Exchange Commission (the “SEC”).

The Proxy Materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

Proxies are being solicited from stockholders of Barnwell. If a proxy is properly executed and returned, the shares represented by it will be voted and, where specification is made by the stockholder as provided in such proxy, will be voted in accordance with such specification. Unless a stockholder specifies otherwise, all shares represented by valid proxies will be voted: FOR Proposal No. 1, the election of directors recommended by the Board; and FOR Proposal No. 2, the ratification of the appointment of Weaver and Tidwell, L.L.P., as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Barnwell is paying all of the costs of soliciting proxies, including preparation costs, assembly, posting on the Internet, printing and mailing of the Proxy Materials and any additional information furnished to stockholders. The Company estimates that the total expenditures relating to the Company’s proxy solicitation (other than salaries and wages of officers and employees, but excluding costs of any litigation related to the solicitation of proxies in connection with the 2025 Annual Meeting) will be approximately $200,000, of which approximately $100,000 has been incurred as of the date hereof. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit revocations in person or by telephone or other forms of telecommunication, including facsimile and email.

Proxies are being solicited by Barnwell primarily by mail and the Internet, but in addition, the solicitation by these means may be followed by solicitation in person, or by telephone, e-mail or facsimile, by directors, officers and other employees of Barnwell without additional compensation. Brokers, dealers, banks, voting trusts, custodians and other institutions, and their nominees, who are holders of shares of Barnwell’s common stock on the Record Date, referred to below, will be requested to forward the soliciting material to the beneficial owners of such shares of common stock and to obtain authorization for the execution of proxies. Barnwell will, upon request, reimburse such institutions for their reasonable expenses in forwarding the Proxy Materials to their beneficial owners.

We have retained Okapi for solicitation and advisory services in connection with solicitations relating to the 2025 Annual Meeting. Okapi has earned fees of $25,000 through the date of this proxy statement, applicable toward the final fee to be mutually agreed upon by Barnwell and Okapi and reimbursement of reasonable out-of-pocket expenses for its services to Barnwell in connection with the solicitation. Approximately 25 people may be employed by Okapi to solicit proxies from the Company’s stockholders for the 2025 Annual Meeting. Barnwell has agreed to indemnify Okapi in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors’ nominees, and certain officers and certain other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2025 Annual Meeting. Certain required information regarding these “participants” is set forth in Appendix A to this Proxy Statement.

Currently, the Company’s Amended and Restated By-Laws (the “Bylaws”) provides for the election of directors by our stockholders. In accordance with the Bylaws, the election of directors will be decided by a plurality vote, the elected candidates being the candidates receiving the greatest number of affirmative votes (with each holder entitled to cast one vote for or against each candidate with respect to each share held by such holder) in person or by proxy (provided that a lawful quorum of stockholders be there represented in person or by proxy), with votes cast against such candidates and votes withheld having no legal effect.

In accordance with the Company’s Bylaws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by the Secretary of Barnwell by February 19, 2025. We did not receive any such nominations other than through the Defective Sherwood Nomination Notice, and no other nominations for election to our Board of Directors may be made by stockholders at the 2025 Annual Meeting.

The Board has set the number of directors at five following the 2025 Annual Meeting, and you will be asked to elect five directors at the 2025 Annual Meeting. All of the directors elected at the 2025 Annual Meeting will serve until the 2026 Annual Meeting and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Stockholders cannot vote “FOR” more than five directors at the 2025 Annual Meeting.

As described under “Nominees to the Board of Directors” below, in considering candidates for election to the Board, the Nominating Committee and the Board consider a number of factors, including the ability of the prospective nominees to represent the interests of the stockholders of the Company, the extent to which the prospective nominees contribute to the range of talent, skill and expertise appropriate for the Board and the extent to which the prospective nominees help the Board reflect the diversity of the Company’s stockholders, employees, customers and guests and the communities in which it operates.

There are a number of changes to the Board’s nominees for this year. As described under “Background to the Solicitation” above, Laurence Narbut resigned from the Board in February 2025, and has not been re-nominated to stand for election. In addition, Douglas N. Woodrum., who has served on our Board since 2020 and on various committees thereof during his tenure, has not been re-nominated to stand for election at this year’s Annual Meeting, although Mr. Woodrum has been nominated as one of the Sherwood Nominees. Based upon the Company’s criteria for nominations of directors to the Board and the recommendation of the Nominating Committee, the Board determined to nominate Kenneth S. Grossman, Craig D. Hopkins, Joshua S. Horowitz, Alexander C. Kinzler, and Philip J. McPherson to serve until the 2026 Annual Meeting. See the section of this Proxy Statement titled “Nominees to the Board of Directors” for more information about the skills, qualifications, attributes and experiences that caused the Board to determine that its nominees should serve as directors.

As described previously, the Sherwood Group has notified Barnwell of its intent to nominate Ned Sherwood, Brian Henry, Heather Isidoro, Benjamin Pierson and Douglas Woodrum (collectively, the “Sherwood Nominees”) for election as directors at the 2025 Annual Meeting in opposition to the nominees recommended by your Board. As a result, assuming that Sherwood is permitted by a court order to present his nominees at the 2025 Annual Meeting and all such nominations have not been withdrawn by the Sherwood Group, the election of directors will be considered a contested election and, as provided under Article I, Section 1.7 of the Bylaws, directors will be elected on a plurality basis. In the event the 2025 Annual Meeting is a contested election this means that, the five director nominees receiving the greatest number of votes cast “FOR” their election will be elected. “WITHHOLD” votes and any broker non-votes (as described under “Questions and Answers about the Proxy Materials and the 2025 Annual Meeting”) will be counted for purposes of determining if there is a quorum at the 2025 Annual Meeting for this vote but will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).

As the Defective Sherwood Nomination Notice has been determined by the Board to be invalid under the Company’s Bylaws, the WHITE proxy card does not include the names of the Sherwood Nominees and only includes the names of the Company’s nominees. However, if a court of competent jurisdiction subsequently determines that the Defective Sherwood Nomination Notice is valid with respect to the Sherwood Nominees, then the Company will amend its proxy statement and the accompanying WHITE proxy card to comply with the applicable requirements of Schedule 14A and Rule 14a-19 of the Exchange Act, and the other rules and regulations promulgated thereunder, and to include the names of all of the Sherwood Nominees that have been validly nominated on a proxy card and will mail the revised proxy statement and a revised WHITE proxy card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card or voting instruction form that does not include the names of all of the Sherwood Nominees that have been validly nominated will be recognized, be tabulated at the meeting or have any legal effect. These proxies or votes will be disregarded. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this Proxy Statement and any subsequent litigation results in the conclusion that the Defective Sherwood Nomination Notice is valid with respect to the Sherwood Nominees, your votes will not be recognized, be tabulated at the meeting or have any legal effect, and you will need to vote again for your vote to be counted. In the event that a court of competent jurisdiction subsequently determines that the Defective Sherwood Nomination Notice is valid with respect to the Sherwood Nominees, the Company may also need to delay the meeting to allow time for stockholders to receive and consider the new proxy materials, including a revised WHITE proxy card.

Your Board does not endorse the Sherwood Nominees and recommends that you use the WHITE proxy card to vote “FOR” ONLY the election of the five nominees proposed by your Board of Directors (Kenneth S. Grossman, Craig D. Hopkins, Joshua S. Horowitz, Alexander C. Kinzler, and Philip J. McPherson). The Board strongly urges you to discard and NOT to vote using any green proxy card that may be sent to you by the Sherwood Group. If you have already voted using a green proxy card sent to you by the Sherwood Group, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card to vote in favor of ONLY the five nominees recommended by your Board - by Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted - any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi, at +1 (877) 869-0171 or at barnwell@okapipartners.com.

In the event that the Sherwood Group withdraws its nominees, abandons its solicitation or fails to comply with the proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card. In the event that the Sherwood Group withdraws its nominees, abandons its solicitation or fails to comply with the proxy rules, any votes cast in favor of any Sherwood Nominee will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or the Sherwood Group’s green proxy card.

In the event the Sherwood Group Consent Solicitation is effective such that directors selected by the Sherwood Group thereafter constitute a majority of the Company’s Board, any decision with respect to the 2025 Annual Meeting or the validity of any of the Sherwood Group’s nominees set forth in the Defective Sherwood Nomination to stand for election at the 2025 Annual Meeting will be made by such directors then serving on the Board. The Company cannot predict what actions, if any, such Board members would make with respect to the Sherwood Group’s nominees for election at the 2025 Annual Meeting or the timing (including any potential adjournment or cancellation thereof) of the 2025 Annual Meeting. According to the Sherwood Group Consent Solicitation, its five designees to the Board, if elected by written consent of the holders of a majority of the voting power of the issued and outstanding Common Stock, would serve on the Board until the 2026 annual meeting of stockholders of the Company or his or her earlier resignation or removal.

You may receive solicitation materials from the Sherwood Group, including proxy statements and green proxy cards. Barnwell is not responsible for the accuracy or completeness of any information provided by or relating to the Sherwood Group or the Sherwood Nominees contained in solicitation materials filed or disseminated by or on behalf of the Sherwood Group or any other statements the Sherwood Group may make. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the 2025 Annual Meeting at the SEC’s website (http://www.sec.gov).

The Board of Directors recommends that you disregard any proxy card that may be sent to you by the Sherwood Group. Voting to “WITHHOLD” with respect to the Sherwood Group’s nominees on their proxy card is not the same as voting “FOR” our Board of Directors’ nominees, because a vote to “WITHHOLD” with respect to the Sherwood Nominees on their proxy card will revoke any previous proxy submitted by you. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting.

If you are a registered holder and submit a validly executed WHITE proxy card but do not specify how you want to vote your shares with respect to the election of directors, then your shares will be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the five nominees proposed by your Board and named in this Proxy Statement. If you are a beneficial holder and properly mark, sign and return your WHITE voting instruction form or use your WHITE voting instruction form or notice to vote via Internet, your shares will be voted as you direct your bank or broker. However, if you sign and return your WHITE voting instruction form but do not specify how you want your shares voted with respect to the election of directors, they will be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the five nominees proposed by the Board and named in this Proxy Statement, depending on the bank or broker through which you hold your shares. It is therefore important that you provide specific instructions to your broker or bank regarding the election of directors so that your vote with respect to this item is counted.

Each nominee has consented to serve if elected. If any nominee becomes unavailable to serve as a Director before the 2025 Annual Meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. At this time, the Board knows of no reason why any of the Board’s nominees would not be able to serve as a director if elected.

NOMINEES TO THE BOARD OF DIRECTORS

The Board of Directors held five meetings during the fiscal year ended September 30, 2024 and all directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which each director served. The independent directors met on three occasions out of the presence of management during the fiscal year ended September 30, 2024.

The following table sets forth, as to the nominees for election as directors: (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; (6) certain other directorships, if any, held by such person; and briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director of Barnwell.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations

Kenneth S. Grossman[1]	2020	69
Director since 2020. Vice Chairman of the Board of the Company since April 1, 2024 and from May 11, 2021 to June 30, 2022. Chairman of the Board of the Company from January 21, 2023 to March 31, 2024 and from April 15, 2020 to May 10, 2021. Investor and attorney specializing in companies undergoing and/or emerging from restructuring or reorganization; Senior Managing Director of Steppingstone Group, LLC. Mr. Grossman has been engaged as a professional investor and the management of capital as a buy-side principal since 1990. Mr. Grossman has served as an independent director of both private and public companies, and as a member of creditor, bank group and shareholder committees for other businesses and has extensive experience in advising investors as well as leading investors and partners with respect to distressed and other capital-challenged “special situation” companies. Mr. Grossman’s experience includes a strong network of relationships and management roles involving large portfolios in this investment sector maintained by multi-strategy and arbitrage firms. Admitted to the New York Bar in 1982, Mr. Grossman practiced law with Shea & Gould until 1989, where he specialized in bankruptcy, creditor’s rights and commercial litigation. More recently, Mr. Grossman utilized that experience in leadership roles and as a Director of Lehman Brothers Special Finance, Inc. and Signature Group Holdings, Inc. (formerly Fremont General Corporation), as they emerged from Chapter 11 bankruptcy. Mr. Grossman is currently a board member and/or special advisor for Concise Capital Management and a director of Nebraska Book Co, Inc.

[1]	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards.

Craig D. Hopkins	N/A	51
Chief Executive Officer and President of the Company since April 1, 2024. President of Octavian Oil, Ltd. since March 1, 2017, and President and Chief Operating Officer of Barnwell of Canada, Limited since July 1, 2020 (each wholly-owned subsidiaries of Barnwell Industries, Inc.). Mr. Hopkins received his Bachelors in Mechanical Engineering from the University of Calgary. Mr. Hopkins has a wealth of experience in the energy industry, having worked for three decades at a number of E&P companies in Canada. He began his career as a field production engineer for Canadian Occidental Petroleum Ltd., and continued in increasingly senior engineering and management roles at Crestar Energy Inc., Atlas Energy Ltd., Aspect Energy Ltd., Talisman Energy Inc., and the Company.

Joshua S. Horowitz[1]	2023	47
Director since 2023. Portfolio Manager at Palm Management (US) LLC. Mr. Horowitz has held senior positions at Inverlochy Capital, an asset management firm, and Berggruen Holdings, the family office of Nicolas Berggruen. He began his career at Crossway Partners, a value strategy investment partnership. Mr. Horowitz holds a BS in Management, magna cum laude, from Binghamton University and also studied at the Bath School of Management in the United Kingdom. Mr. Horowitz also earned a NACD CERT Certificate in Cyber-Risk Oversight, issued by Carnegie Mellon University. Mr. Horowitz previously served as a Director of The Lincoln General Insurance Company (private), as well as 1347 Capital Corp (Nasdaq: TFSC), and is currently Chairman of the Board of Limbach Holdings (Nasdaq: LMB), a leading mechanical engineering concern. Since December 2023, he has served as Chairman of the Board of BK Technologies Corporation (NYSE: BKTI), a wireless communications company focused on the public safety market. Mr. Horowitz currently also serves as a board member of Kingsway Financial Services Inc. (NYSE: KFS), a holding company that owns or controls subsidiaries primarily in the business services and extended warranty industries. He has also served on the Board of NeuroMetrix (Nasdaq: NURO), a non-invasive medical device concern since April 2024. Mr. Horowitz formerly served on the Board of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) and Minim, Inc. (Nasdaq: MINM), and was Interim Chairman of the Board of Birner Dental Management Services, Inc. (OTC: BDMS), where he led the Company’s sale to Mid Atlantic Dental Partners. Mr. Horowitz also was a Board Observer at Biomerica, Inc. (Nasdaq: BMRA). Mr. Horowitz’s background in management and the investment community gives him significant insight into corporate operations, investment opportunities, commodities and business issues facing the Company and his experience on numerous boards bring significant strategic, consensus-building and management skills to the Company.

Alexander C. Kinzler	1999	67
Director since 1999. Executive Chairman of the Board since April 1, 2024. Chief Executive Officer of the Company from December 2016 to March 31, 2024. President and Chief Operating Officer of the Company from December 2002 to March 31, 2024, Secretary from April 1, 2024 and General Counsel of the Company since December 2001. Mr. Kinzler, an attorney, has been employed by the Company since 1984 in various capacities, including Vice President, Executive Vice President, and currently Secretary and General Counsel, and brings to the Board deep insight into the operations, challenges and complex issues facing the Company. He has served on the boards of directors of business groups including the Hawaii Leeward Planning Conference, and also brings to the Board significant operational, strategic, consensus-building and management skills from his years with the Company and legal background.

[1]	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards

Philip J. McPherson[1]	N/A	50
Director from April 2020 to April 2023. Vice President of Capital Markets, Riot Blockchain, Inc. since March 1, 2021. Chief Financial Officer, Secretary, Treasurer and a director of Citadel Exploration, Inc. (OTCMKTS: COIL), a publicly traded energy company engaged in the exploration and development of oil and natural gas properties, from September 2012 to March 1, 2021, with nearly two decades of experience in the capital markets and financial services sectors. Mr. McPherson was also appointed as Interim Chief Executive Officer of Citadel Exploration in May 2019. He started his career as a retail stockbroker with Mission Capital in 1997 and became partner before it was acquired by oil and gas boutique C. K. Cooper & Company. At C.K. Cooper, Mr. McPherson was a research analyst specializing in small cap exploration and production companies. In 2007, he joined Global Hunter Securities as a partner and managing director of the energy research group. During his Wall Street career, Mr. McPherson was presented the Wall Street Journal “Best on the Street” Award and was named a Zack’s 5-Star Analyst for three consecutive years. He is a recognized expert on California E&P firms. Mr. McPherson received his Bachelors in Economics from East Carolina University.

Board Nomination Process

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, a standing Reserves Committee and a standing Nominating Committee which has a nominating committee charter. The Nominating Committee, comprised solely of independent directors, identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee determines whether it is appropriate to replace the retiring member. If deemed appropriate, the Nominating Committee identifies the desired skills and experience of a new nominee. The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics. The Board seeks directors possessing a range of business, management and civic experience appropriate for the Board to discharge its responsibilities. In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities. Once nominees have been identified, the Nominating Committee recommends to the Board such nominees, and the Board reviews and votes on such recommendation.

[1]	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards

The Company does not have a specific policy regarding the diversity of the Board. Instead, the Board considers its overall composition when considering director candidates, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. The Board also believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

The Board will consider potential nominees brought to its attention by any director or officer of the Company. It will also evaluate recommendations for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year prior to the date the stockholder makes the recommendation and (ii) undertakes to continue to hold such number of shares through the date of the upcoming annual meeting. For possible inclusion in next year’s proxy statement, any recommendation for a director nominee submitted by a qualifying stockholder must be received by the Company no later than the date for stockholder proposals set forth herein under the heading “Submission of Stockholder Proposals for the 2025 Annual Meeting.” Any stockholder recommendation for a director nominee must be submitted to the Company’s Chairman of the Board in writing and must include:

•        a statement by the stockholder that such stockholder is the holder of at least 1% of the outstanding shares of the Company’s Common Stock, that the shares have been held for at least one year prior to the date of the submission and that such stockholder will continue to hold the shares through the date of the upcoming annual meeting of stockholders;

•          the candidate’s name, age, contact information and current principal occupation or employment;

•        the candidate’s resume, which will include a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed; and

•          at least three (3) references for the candidate.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed under the heading “Submission of Stockholder Proposals for the 2026 Annual Meeting”, to the attention of Alexander C. Kinzler, Secretary. All such communications will be forwarded to the Board of Directors or individual directors as appropriate.

The Company strongly encourages each member of the Board of Directors to attend the 2025 Annual Meeting. All members of the Board of Directors attended the 2024 Annual Meeting of Stockholders of the Company, of which one attended in person and four attended by telephone.

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT

Mr. Alexander C. Kinzler became Executive Chairman of the Board (the “Chairman of the Board”) on April 1, 2024, replacing Mr. Kenneth S. Grossman, who was Chairman of the Board from January 21, 2023 to March 31, 2024 and who became Vice Chairman of the Board on April 1, 2024. Barnwell Industries, Inc. is a smaller reporting company and the Board has determined that the current structure is appropriate at this time in that it enables Mr. Craig D. Hopkins to handle the complexities of his role as Chief Executive Officer while allowing Mr. Alexander C. Kinzler to provide leadership on policy at the Board level. Although the roles of Chief Executive Officer and Chairman of the Board are currently held by different persons, the Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, and the Board has not adopted such a policy. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based upon what it believes will provide the best leadership structure for the Company at that time. This approach allows the Board to utilize its considerable experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining the ability to combine or separate the Chairman of the Board and Chief Executive Officer roles when necessary. Accordingly, at different points in time in the Company’s history, the Chief Executive Officer and Chairman of the Board roles have been held by the same person. At other times, they have been held by different individuals. In each instance, the decision on whether to combine or separate the roles was made in the best interest of the Company’s stockholders, based on the circumstances at the time.

A primary function of the Board is risk oversight. The Board administers its risk oversight function both as a whole and through its committees. The Audit Committee reviews and makes inquiry as to risk management and reports to the Board on its findings. The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. Management is responsible for the Company’s day-to-day risk management activities. Other Board committees also consider and address risk as they perform their committee responsibilities. For example, the Compensation Committee, comprised solely of independent directors, discusses and reviews compensation arrangements for the Company’s Executive Officers to avoid incentives that would promote excessive risk-taking that is reasonably likely to have a material adverse effect on the Company. The full Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. We believe the division of risk management responsibilities as described above is an effective approach for evaluating and addressing the risks facing the Company and that our Board leadership structure supports this approach because it allows our independent directors to exercise effective oversight of the actions of management.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Mr. Grossman, Chairman, and Messrs. Horowitz and Woodrum. The Compensation Committee (i) determines the annual compensation of the Company’s Executive Officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans; and (iv) makes such other determinations regarding compensation or benefits as may be necessary or advisable. The Compensation Committee held two meetings during the fiscal year ended September 30, 2024. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website.

NAMED EXECUTIVE OFFICERS OF THE COMPANY

The Company currently has two executive officers (the “Named Executive Officers”)2. The following table sets forth the names and ages of all Named Executive Officers of the Company during fiscal 2023 and Mr. Craig D. Hopkins, who was appointed as the Company’s Chief Executive Officer and President as of April 1, 2024, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company

Craig D. Hopkins	51
Chief Executive Officer and President since April 1, 2024. President of Octavian Oil, Ltd. since March 1, 2017, President and Chief Operating Officer of Barnwell of Canada, Limited since July 1, 2020. Octavian Oil, Ltd. and Barnwell of Canada, Limited are wholly-owned subsidiaries of Barnwell Industries, Inc.

Russell M. Gifford	70
Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985. Secretary from December 2002 to March 31, 2024. President of Water Resources International, Inc., a wholly-owned subsidiary of the Company, since December 1999.

Alexander C. Kinzler	67
Secretary since April 1, 2024. General Counsel since December 2001. Chief Executive Officer from December 2016 until March 31, 2024. President and Chief Operating Officer from December 2002 until March 31, 2024.

[2]	Alexander Kinzler was an executive officer until March 31, 2024 when Craig Hopkins succeeded him as CEO and President

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth certain information regarding compensation paid during the fiscal years ended September 30, 2024 and September 30, 2023 to (1) Craig D. Hopkins, our Chief Executive Officer and President as of April 1, 2025, (2) Russell M. Gifford, our Executive Vice President, Chief Financial Officer and Treasurer as of April 1, 2025, and (3) Alexander C. Kinzler, our Secretary and General Counsel as of April 1, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)[3]	Total ($)

Craig D. Hopkins[4]	2024	180,075	35,270	157,800[5]	-	373,145
Chief Executive Officer and President	2023	140,923	57,853	-	-	198,776

Russell M. Gifford	2024	280,000	22,500	-	-	302,500
Executive Vice President, Chief Financial Officer and Treasurer	2023	280,000	33,750	-	-	313,750

Alexander C. Kinzler[6]	2024	175,000	22,500	-	11,361	208,861
Chief Executive Officer, President, Chief Operating Officer, Secretary and General Counsel	2023	253,750	37,500	-	37,059	328,309

Grant of Plan-Based Awards

Name	Grant Date	Number of Units (#)
Craig D. Hopkins	May 16, 2024	60,000

Outstanding Equity Awards At Fiscal Year-End 2024

The following Outstanding Equity Awards At Fiscal Year-End 2024 table sets forth grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended September 30, 2024 to each Named Executive Officer.

[3]	This amount represents directors’ fees and perquisites received with respect to medical insurance.
[4]
All ($) amounts with respect to Mr. Hopkins are the U.S. Dollar equivalent of compensation paid in Canadian Dollars. Mr. Hopkins became a Named Executive Officer as of April 1, 2024 when he was appointed as the Company’s Chief Executive Officer and President. Mr. Hopkins’s salary as Chief Executive Officer of the Company, effective April 1, 2024, is $196,600 which is the U.S. Dollar equivalent of C$265,000. His 2024 bonus will be paid in restricted stock units.

[5]	Mr. Hopkins received a grant of 60,000 restricted stock units on May 16, 2024.
[6]	Mr. Kinzler was Chief Executive Officer and President until March 31, 2024.

Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Craig D. Hopkins	60,000 shares of Common Stock	-	3.33	02/2031	60,000[7]	135,600
Russell M. Gifford	60,000 shares of Common Stock	-	3.33	02/2031	-	-
Alexander C. Kinzler	60,000 shares of Common Stock	-	3.66	02/2026	-	-

The Company maintains a defined benefit pension plan (“Pension Plan”) for its eligible U.S.-based employees to provide annual benefits payable on retirement. Eligibility is based upon attainment of age 21 and completion of one year of service. Benefits are calculated under a formula based upon years of service and the participant’s highest average annual compensation over 60 consecutive months of service. Since December 31, 2019, future benefit accruals for all participants under the Pension Plan have been frozen. Consequently, current participants in the Pension Plan no longer accrue new benefits under the Pension Plan and new employees of the Company are no longer eligible to enter the Pension Plan as participants. Mr. Kinzler and Mr. Gifford are participants in the Pension Plan.

The Company also has a Supplemental Executive Retirement Plan (“SERP”) in order to provide an additional incentive to the Company’s U.S.-based executive officers to remain with the Company. Since December 31, 2019, future benefit accruals for all participants under the SERP have been frozen. Consequently, current participants in the SERP no longer accrue new benefits under the SERP and new employees of the Company are no longer eligible to enter the SERP as participants. Mr. Kinzler and Mr. Gifford are participants in the SERP.

DIRECTOR COMPENSATION

The Company’s program of director compensation is intended to fairly pay directors for work required for a company of our size and scope. Directors who are not officers of the Company currently receive an annual fee of $100,000, half of which is paid by cash and half of the value of which is paid by grant of Restricted Stock Units (“RSU”) and are reimbursed for expenses incurred in connection with meeting attendance.

Director Compensation

The following Director Compensation table sets forth information with regard to the Board of Directors (other than Mr. Kinzler an officer of the Company) with regard to compensation paid to them during the fiscal year ended September 30, 2024.

[7]	Mr. Hopkins received a grant of 60,000 restricted stock units on May 16, 2024. Such restricted stock units vest as follows: 20,000 on May 16, 2025; 20,000 on May 16, 2026; and 20,000 on May 16, 2027.

No non-employee members of the Board of Directors earned any non-equity incentive plan compensation or nonqualified deferred compensation earnings in fiscal year 2024. As a result, the relevant columns have been omitted.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Kenneth S. Grossman	50,000	50,000[8]	--	100,000
Joshua S. Horowitz	50,000	50,000[8]	--	100,000
Laurance Narbut[9]	50,000	50,000[8]	--	100,000
Douglas N. Woodrum	50,000	50,000[8]	--	100,000

AUDIT COMMITTEE

The members of the Audit Committee are Mr. Woodrum, Chairman, and Messrs. Grossman and Horowitz. All of the members of the Audit Committee are independent (as independence is defined in Section 803(A) of the NYSE American listing standards). The Board of Directors has determined that the Audit Committee has an audit committee financial expert, Mr. Woodrum, who fulfilled the CPA exam requirements in 1981, but is not a qualified or practicing CPA, is a financial expert based on his degree in finance and experience as Chief Financial Officer of a public company. Mr. Woodrum, while not a CPA, has in-depth financial and accounting expertise and has been determined by the Board of Directors to qualify as an Audit Committee financial expert. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website. The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee periodically reviews major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest. During the fiscal year ended September 30, 2024, the Audit Committee held five meetings.

REPORT OF THE AUDIT COMMITTEE

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P., the independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committee; Related Amendments to PCAOB Standards; and Transitional Amendments to PCAOB AU Section 380.”, as such may be modified or supplemented. Weaver and Tidwell, L.L.P. has provided to the Company the written disclosures and the letter required by applicable PCAOB requirements regarding their communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P. its independence. The committee also concluded that Weaver and Tidwell, L.L.P.’s performance of tax services to us and our affiliates, as pre-approved by the committee and described in the next section, does not impair Weaver and Tidwell, L.L.P.’s independence. Based upon its discussions with management and with Weaver and Tidwell, L.L.P., the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

[8]
Represents a grant by the Board of Directors on November 2, 2023 of 19,084 restricted stock units valued at $50,000 to the independent directors of the Board as partial payment of fiscal 2024 director fees for their service as members of the Board of Directors from the period of October 1, 2023 to September 30, 2024.

[9]	Mr. Narbut resigned from the Board of Directors effective as of February 19, 2025.

Audit Fees

The aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., Little Falls, New Jersey, PCAOB ID 410, the Company’s independent registered public accounting firm for professional services rendered in connection with the audit of the annual financial statements included in the Company’s Annual Report on Form 10-K, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2024 totaled $367,264. For the comparable services provided for the fiscal year ended September 30, 2023, the aggregate fees billed to the Company totaled $387,338.

Audit-Related Fees

For the fiscal years ended September 30, 2024 and September 30, 2023 the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm, did not bill the Company for assurance and related services that are not reasonably related to the performance of the audit or review of the Company’s financial statements and classified above with audit fees.

Tax Fees

The aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2024 totaled $0. For the comparable services provided for the fiscal year ended September 30, 2023, the aggregate fees billed to the Company totaled $3,505.

All Other Fees

For the fiscal years ended September 30, 2024 and September 30, 2023 the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm, did not bill the Company for fees other than Audit Fees and Tax Fees

Pre-approval Policies and Procedures

The Audit Committee pre-approves all services provided to the Company by the independent registered public accounting firm through the following policies and procedures: (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Audit Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee of the Board of Directors

Douglas N. Woodrum, Chairman
Kenneth S. Grossman
Joshua S. Horowitz

EXECUTIVE COMMITTEE

The members of the Executive Committee are Mr. Horowitz, Chairman, and Messrs. Grossman and Kinzler. The Executive Committee has and may exercise all the powers of the Board of Directors when the Board is not in session, subject to certain limitations in the Company’s Bylaws. During the fiscal year ended September 30, 2024, there were no members of the Executive Committee and it held no meetings.

NOMINATING COMMITTEE

The members of the Nominating Committee are Mr. Horowitz, Chairman, and Messrs. Grossman and Woodrum. During the fiscal year ended September 30, 2024, the Nominating Committee held one meeting. The purpose of the Nominating Committee is to identify and select or recommend qualified nominees to be elected to the Board of Directors at the annual meeting of stockholders (consistent with criteria approved by the Board of Directors), identify, select or recommend qualified nominees to fill any vacancies on the Board of Directors or a committee thereof (consistent with criteria approved by the Board of Directors) and undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating Committee.

RESERVES COMMITTEE

The members of the Reserves Committee are Mr. Kinzler, Chairman, and Mr. Woodrum. During the fiscal year ended September 30, 2024, the Reserves Committee held one meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions that occurred during fiscal years 2023 and 2024 in which, to our knowledge, the Company was or is a party, in which the amount involved exceeded the disclosure thresholds set forth in the applicable SEC rules and regulations, and in which any director, director nominee, executive officer, person known by us to be a holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 4, 2024, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[10]	Percent Of Class

Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	867,544	8.6%
Ned L. Sherwood	4731 North Highway A1A Suite 213 Vero Beach, Florida	3,006,033[11]	29.9%
Alexander C. Kinzler	1100 Alakea Street, Suite 500 Honolulu, Hawaii	999,500[12]	9.7%
Joshua S. Horowitz	1100 Alakea Street, Suite 500 Honolulu, Hawaii	339,143[13]	3.2%
Douglas N. Woodrum	1100 Alakea Street, Suite 500 Honolulu, Hawaii	216,230[14]	2.1%
Russell M. Gifford	1100 Alakea Street, Suite 500 Honolulu, Hawaii	160,000[15]	1.5%

[10]
A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options. Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

[11]
Represents shares held as of May 31, 2024 as reported on Form 4 filed by Ned L. Sherwood. According to such filing, Mr. Sherwood may be deemed to beneficially own 3,006,033 shares of Common Stock of the Company, which includes (i) 2,767,995 shares of Common Stock of the Company held by MRMP Managers LLC, of which Mr. Sherwood is the chief investment officer, and (ii) 238,038 shares of Common Stock of the Company held by Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the beneficiary and trustee.

[12]	Includes 60,000 shares underlying options that are exercisable.
[13]
Includes 270,276 shares held by Palm Global Small Cap Master Fund LP (“Palm Global”) and 68,867 shares held directly by Mr. Horowitz including 45,539 Restricted Stock Units of which 15,689 are vested. Palm Management (US) LLC, as the investment manager of Palm Global may be deemed to be a beneficial owner of the shares of Common Stock disclosed as directly owned by Palm Global. Due to his position with Palm Global and Palm Management (US) LLC, Mr. Horowitz may be deemed to be a beneficial owner of the shares of Common Stock disclosed as directly owned by Palm Global. Mr. Horowitz expressly disclaims such beneficial ownership except to the extent of his pecuniary interest therein.

[14]	Includes 50,000 shares underlying options that are exercisable and 45,539 Restricted Stock Units of which 15,689 are vested.
[15]	Includes 60,000 shares underlying options that are exercisable.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[10]	Percent Of Class

Kenneth S. Grossman	1100 Alakea Street, Suite 500 Honolulu, Hawaii	162,595[16]	1.6%
Craig D. Hopkins	1100 Alakea Street, Suite 500 Honolulu, Hawaii	211,000[17]	2.0%
Philip J. McPherson	1100 Alakea Street, Suite 500 Honolulu, Hawaii	0	0%
All directors and executive officers as a group (7 persons)		2,088,468[18]	19.9%

[16]	Represents shares held as of November 29, 2023 as reported on Form 4 filed by Ned L. Sherwood. According to such filing, Mr. Sherwood may be deemed to beneficially own 2,767,454 shares of Common Stock of the Company, which includes (i) 2,529,416 shares of Common Stock of the Company held by MRMP Managers LLC, of which Mr. Sherwood is the chief investment officer, and (ii) 238,038 shares of Common Stock of the Company held by Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the beneficiary and trustee.

[16]	Includes 60,000 shares underlying options that are exercisable and 45,539 Restricted Stock Units of which 15,689 are vested.
[17]	Includes 60,000 shares underlying options that are exercisable and 126,000 Restricted Stock Units.
[18]
Includes shares underlying options that are exercisable: 60,000, for Mr. Kinzler; 60,000, for Mr. Gifford; 60,000, for Mr. Grossman and 50,000, for Mr. Woodrum; and 60,000 for Mr. Hopkins. For Mr. Hopkins, includes 126,000 Restricted Stock Units. For Messrs. Grossman and Woodrum includes 45,539 Restricted Stock Units of which 15,689 are vested.

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025

The Audit Committee has appointed Weaver and Tidwell, L.L.P. to serve as our independent registered public accounting firm for fiscal year 2025. Weaver and Tidwell, L.L.P. has served as the Company’s independent registered public accounting firm since 2020 and is considered by management to be well qualified. Although stockholder ratification of the Audit Committee’s appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm is not required, the Board of Directors is submitting the appointment of Weaver and Tidwell, L.L.P. to the stockholders for ratification. If the stockholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm. In addition, even if the stockholders ratify the appointment of Weaver and Tidwell, L.L.P., the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company. We are asking our stockholders to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for fiscal year 2025.

Weaver and Tidwell, L.L.P. expects to have a representative available at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Unless contrary instructions are received, the shares represented by a properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending September 30, 2025.

The Board recommends a vote FOR the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file certain reports of beneficial ownership with the SEC. Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons, the Company believes that all of its officers, directors and greater than 10% beneficial owners, complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our executive and non-executive employees. The code of ethics contains certain additional terms applicable to our Chief Executive Officer and Chief Financial Officer. The Company’s code of ethics may be found on the Company’s website at: www.brninc.com/ethics0304.pdf.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

	Proposals for inclusion in the 2026 Proxy Statement	Other proposals/nominees to be presented at the 2026 Annual Meeting*
Type of proposal	SEC rules permit stockholders to submit proposals for inclusion in our 2026 Proxy Statement by satisfying the requirements set forth in Rule 14a-8 of the Securities Exchange Act
Stockholders may present proposals for business to be considered or proposals for director nominations directly at the 2026 Annual Meeting (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Article I, Section 1.13 of our Bylaws.*

When proposal must be received by the Company	No later than December 29, 2025
No earlier than January 29, 2026 and no later than February 28, 2026.
In addition to satisfying the requirements under our Bylaws, to comply with the proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Barnwell’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Barnwell’s nominees) no later than March 30, 2026.

Where to send	Delivered to, or be mailed and received at the Company’s principal executive offices: Office of the Corporate Secretary 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813
What to include	The information required by Rule 14a-8 of the Exchange Act
The information required by our Bylaws including, without limitation, the following information with respect to stockholder director nominees (among other matters): (i) the proposing person’s notice, (ii) the nominee’s written questionnaire with respect to the background and qualifications of such nominee including all information related to the candidate that is required to be disclosed in a proxy statement or other filings in connection with the solicitation of proxies for the election of directors in a contested election pursuant to Section 14(a) of the Exchange Act and related rules and regulations, and (iii) a representation from the nominee that he or she is not party to and will not become a party to any agreement about how such person will act or vote on Board matters that has not been disclosed to the Company, (iv) disclosure of any agreement or arrangement with any person, other than the Company, to any direct or indirect compensation, reimbursement or indemnification for service as a Board member.

*	Our Bylaws are available upon request by writing to: Barnwell Industries, Inc., Office of the Corporate Secretary
1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813

GENERAL

No business other than those set forth in Items (1), (2) and (3) of the Notice of the 2025 Annual Meeting is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

Stockholders may obtain a copy, without charge, of the Company’s 2024 Annual Report, as filed with the Securities and Exchange Commission, by writing to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813 or by sending an email to barnwellinfo@brninc.com or by following the “Investors” and “SEC Filings” tabs at the Company’s website (www.brninc.com).

Participants in the Company’s Solicitation

Under applicable SEC regulations, the directors and certain executive officers of the Company are deemed to be “participants” in this Proxy Solicitation by the Company. Please refer to the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Certain Information Regarding Participants in this Proxy Solicitation” for information about our directors and officers who might be deemed to be participants in the solicitation.

Solicitations of Proxies

The cost of soliciting proxies will be borne by the Company. We are required by law to convene an Annual Meeting of our stockholders at which directors are elected. Because our shares are widely held, it would be impractical for our stockholders to meet physically in sufficient numbers to hold a meeting. Accordingly, proxies are solicited from our stockholders. United States federal securities laws require us to send you this Proxy Statement and specify the information required to be contained in it. This solicitation of proxies is being made by the Board and all expenses of this solicitation will be borne by the Company.

Proxies are being solicited by Barnwell primarily by mail and the Internet, but in addition, the solicitation may be in person, or by telephone, e-mail or facsimile communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of Barnwell without additional compensation therefore. Other than the persons described herein, no general class of employee of the Company will be employed to solicit stockholders. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

We have retained Okapi for solicitation and advisory services in connection with solicitations relating to the 2025 Annual Meeting. Okapi has earned fees of $25,000  through the date of this proxy statement, applicable toward the final fee to be mutually agreed upon by Barnwell and Okapi and reimbursement of reasonable out-of-pocket expenses for its services to Barnwell in connection with the solicitation. Approximately 25 people may be employed by Okapi to solicit proxies from the Company’s stockholders for the 2025 Annual Meeting. Barnwell has agreed to indemnify Okapi in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. The Company estimates that the total expenditures relating to the Company’s proxy solicitation (other than salaries and wages of officers and employees, but excluding costs of any litigation related to the solicitation of proxies in connection with the 2025 Annual Meeting) will be approximately $200,000, of which approximately $100,000 has been incurred as of the date hereof.

Forward-Looking Statements

This Proxy Statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including our expectations regarding the likelihood of the Sherwood Nominees’ election to the Board of Directors, our ability to successfully solicit proxies from our stockholders, our ability to execute on drilling opportunities in Canada. our financial condition and strategies, and the other risks set forth in our filings with the United States Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Any or all of the forward-looking statements may turn out to be incorrect or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Proxy Statement. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS PROXY SOLICITATION

Transactions in the Common Stock During the Past Two Years

A list of all acquisitions and dispositions of the Common Stock made during the last two years by persons who may be deemed participants in the Company’s solicitation of proxies is attached as Appendix A to this document.

Other Contracts, Arrangements, and Understandings with Participants

Except as otherwise set forth in this Proxy Statement, to the best of the Company’s knowledge: (i) none of the participants in the Company’s solicitation of proxies is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither any of the participants nor any of their respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Beneficial Ownership of the Common Stock by Associates of Participants

To the best of the Company’s knowledge, none of the participants in the Company’s solicitation of proxies has any “associates” (as defined in Rule 14a-1 under the Exchange Act) who beneficially own any shares of the Common Stock.

Beneficial Ownership of Securities of the Company’s Subsidiaries

To the best of the Company’s knowledge, none of the participants in the Company’s solicitation of proxies beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Company.

By Order of the Board of Directors,
/s/ Alexander C. Kinzler
ALEXANDER C. KINZLER
Secretary
Dated: April 28, 2025

APPENDIX A - ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THIS PROXY SOLICITATION

Under applicable SEC rules and regulations, members of the Board, certain officers and certain other employees of the Company are considered “participants” with respect to the solicitation of proxies. The following sets forth certain information about the persons who are considered “participants.”

1.           Directors

The principal occupations or employment of the Company’s directors are set forth under the heading “Information About the Current Directors of the Company” in this Proxy Statement. The names of the Company’s directors are set forth below, and the business address for all directors is: c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813.

Name
Kenneth S. Grossman
Joshua S. Horowitz
Alexander C. Kinzler
Douglas N. Woodrum

2.           Certain Officers and Other Employees

The following table sets forth the name and principal occupation of the Company’s officers and certain employees who are considered “participants.” The principal occupation refers to such person’s position with the Company, and the principal business address of each such person is Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813.

Name	Principal Occupation
Craig D. Hopkins	President and Chief Executive Officer
Russell M. Gifford	Chief Financial Officer, Executive Vice President and Treasurer
Alexander C. Kinzler	Secretary and General Counsel

3.           Information Regarding Ownership of the Company’s Securities by Participants

Except as described in this Appendix A or in this Proxy Statement, none of the persons listed above under “Directors” or “Certain Officers and Other Employees” owns any Company securities of record that they do not own beneficially. The number of Company securities beneficially owned by directors and named executive officers as of March 30, 2025, is set forth under the heading “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

4.           Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the persons listed above under “Directors” and “Certain Officers and Other Employees.” None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold (03/26/2023 through 03/26/2025)

Name	Date	# of Shares Acquired (Disposed)	Security Type	Transaction Code*
Alexander C. Kinzler	03/22/2023	10,000	Common Stock	P
Joshua S. Horowitz	04/24/2023	14,000	Common Stock	P
Joshua S. Horowitz	04/26/2023	6,244	Common Stock	P
Kenneth S. Grossman	05/11/2023	22,728	Common Stock	A
Douglas N. Woodrum	05/11/2023	11,363	Common Stock	A
Douglas N. Woodrum	06/09/2023	9,328	Common Stock	A
Joshua S. Horowitz	06/09/2023	9,328	Common Stock	A
Kenneth S. Grossman	06/09/2023	9,328	Common Stock	A
Douglas N. Woodrum	11/02/2023	19,084	Common Stock	A
Joshua S. Horowitz	11/02/2023	19,084	Common Stock	A
Kenneth S. Grossman	11/02/2023	19,084	Common Stock	A
Joshua S. Horowitz	12/20/2023	10,000	Common Stock	P
Joshua S. Horowitz	12/21/2023	3,209	Common Stock	P
Joshua S. Horowitz	12/22/2023	14,000	Common Stock	P
Joshua S. Horowitz	02/29/2024	1,208	Common Stock	P
Joshua S. Horowitz	03/01/2024	8,252	Common Stock	P
Joshua S. Horowitz	03/04/2024	2,203	Common Stock	P
Craig T. Hopkins	04/01/2024	5,000	Stock Option (Right to Buy)	A
Craig T. Hopkins	05/16/2024	60,000	Common Stock	A
Joshua S. Horowitz	08/21/2024	7,000	Common Stock	P
Joshua S. Horowitz	08/23/2024	10,096	Common Stock	P
Craig T. Hopkins	08/28/2024	5,000	Common Stock	P
Craig T. Hopkins	08/29/2024	5,000	Common Stock	P
Kenneth S. Grossman	10/24/2024	26,455	Common Stock	A
Joshua S. Horowitz	10/24/2024	26,455	Common Stock	A
Douglas N. Woodrum	10/24/2024	26,455	Common Stock	A
Craig T. Hopkins	01/09/2025	45,000	Common Stock	A
Craig T. Hopkins	01/09/2025	21,000	Common Stock	A
Craig T. Hopkins	01/17/2025	10,000	Common Stock	P

*	Transaction Codes

A – Grant, award or other acquisition pursuant to Rule 16b-3(d)
F – Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3
P – Open market or private purchase of non-derivative or derivative security

5.            Miscellaneous Information Concerning Participants

Except as described in this Appendix A or in this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since October 1, 2023, or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or in this Proxy Solicitation, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Appendix A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or any of its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Appendix A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since October 1, 2023, with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix A or in this Proxy Statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon with respect to this Proxy Solicitation.

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WHITE PROXY CARD BARNWELL INDUSTRIES, INC. ANNUAL MEETING OF STOCKHOLDERS | MAY 29, 2025 9:00 A.M. This proxy is solicited by the Board of Directors  The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Russell M. Gifford and Alexander C. Kinzler, and each of them attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 29, 2025, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii, and at any adjournment or postponements of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the direction indicated on the reverse side of this card, and the proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES UNDER PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY (Continued to be signed and dated on the reverse side) SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

WHITE PROXY CARD This Proxy Card does not contain the names of the Sherwood Nominees. If you wish to vote for any of the Sherwood Group’s nominees, you must do so on any proxy card furnished to you by the Sherwood Group. For more information, see “Background to the Solicitation” and “Certain Litigation” in the Proxy Statement. Please mark vote as indicated in this example: ☒ The Board of Directors recommends you vote “FOR” the following: 1. Election of Directors Nominees: [01] Alexander C. Kinzler [02] Kenneth S. Grossman [03] Joshua S. Horowitz [04] Craig D. Hopkins [05] Philip J. McPherson FOR ALL WITHHOLD ALL  FOR ALL EXCEPT  * * To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote “FOR” the following proposal: 2. Appointment of Independent Registered Public Accountants. Appointment of Weaver and Tidwell, L.L.P. as the independent registered public accounting firm. FOR AGAINST ABSTAIN  * * NOTE: The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2024. Date: Signature: Signature (Joint Owner): Please sign exactly as your name(s) appear(s) hereon. When signing as attorney,  executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and retuned your WHITE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/BRN. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE:  You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. CALL TOLL FREE (888)-457-2958 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Pleasepress 0 in order to vote on each proxy separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on May 28, 2025. CONTROL NUMBER For Telephone/Internet Proxy